 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant      ☒

Filed by a Party other than the Registrant      ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Codorus Valley Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CODORUS VALLEY BANCORP, INC.

ADDENDUM TO PROXY STATEMENT DATED APRIL 5, 2019

Dear Fellow Shareholders of Codorus Valley Bancorp, Inc.:

In addition to the proposals presented for a vote in our proxy statement which was mailed to you on or about April 5, 2019, we are adding for your consideration and vote the following additional proposal:

4.          To conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation.

PROPOSAL NO. 4: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (which was added by the Dodd-Frank Act) and the related rules of the SEC, we are providing an opportunity for our shareholders to recommend on an advisory basis how frequently we should provide future say on pay votes. By voting on this Proposal 4, shareholders may tell us whether they would prefer to have an advisory “say on pay” vote each year, every two years, or every three years.

In considering your vote, you may wish to review the executive compensation information presented in our proxy statement dated April 5, 2019.

The Board believes shareholders should be given the opportunity to advise as to the Corporation’s executive compensation each year because an annual vote will allow the shareholders to provide the Corporation with their direct input on the compensation philosophy, policies and practices as disclosed in the proxy statement every year, and annual votes are consistent with the Corporation’s previously established policies of annually seeking input from, and engaging in discussions with, shareholders on corporate governance matters and executive compensation philosophy, policies and practices.

Because this is an advisory vote, the voting results will not be binding on our Board. Although the vote is advisory, our Board will consider the frequency receiving the most votes when deciding how often to have advisory “say on pay” votes in the future. Shareholders can choose one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove our Board’s recommendation.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ONE YEAR ON THIS PROPOSAL.

Enclosed is an additional proxy card with the proposal concerning the advisory vote on the frequency of future advisory votes on executive compensation. Any signed proxy card not specifying to the contrary will be voted to recommend a vote every “1 Year” on executive compensation. If either you (a) have already voted or (b) only return the original proxy card accompanying our proxy statement and do not return this additional proxy card, your shares will be (i) counted as present for purposes of determining the presence of a quorum, (ii) voted in the manner you directed on Proposal Nos. 1 through 3 as described in the proxy statement, and (iii) treated as an abstention with respect to Proposal No. 4.

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible, either electronically through the Internet, by telephone or by following the instructions on the enclosed proxy card and returning the proxy in the envelope provided.

We apologize for any confusion and thank you for your continued support.

Sincerely,

April 19, 2019	Larry J. Miller,
Chairman, President and Chief Executive Officer

BR192025-0419-SUP

CODORUS VALLEY BANCORP, INC. 105 LEADER HEIGHTS ROAD P.O. BOX 2887 YORK, PA 17405-2887

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 20, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 20, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOC KS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E78893-P20603	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CODORUS VALLEY BANCORP, INC.

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3 and FOR One Year on Proposal 4.

1.	Election of Directors	☐	☐	☐
To withhold authority to vote for any individual
	Nominees:	For	Withhold	For All	nominee(s), mark “For All Except” and write the
		All	All	Except	number(s) of the nominee(s) on the line above.
01) Cynthia A. Dotzel, CPA
02) Harry R. Swift, Esq.

							For	Against	Abstain

2.	Approve an advisory, non-binding resolution regarding executive compensation.						☐	☐	☐

3.	Ratify the appointment of BDO USA, LLP as Codorus Valley Bancorp, Inc.’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2019.						☐	☐	☐

						1 Year	2 Years	3 Years	Abstain

4.	To conduct a non-binding vote on the frequency of future advisory votes on executive compensation					☐	☐	☐	☐

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 5, 2019 and the Addendum to Proxy Statement dated April 19, 2019.

[Please check] Do you plan to attend the Annual Meeting?		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

CODORUS VALLEY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 21, 2019

9:00 a.m. Prevailing Time

CODORUS VALLEY CORPORATE CENTER

105 Leader Heights Road

York, PA 17403

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting and Proxy Statement and 2018 Annual Report
are available at www.proxyvote.com.

E78894-P20603

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of common stock of Codorus Valley Bancorp, Inc. (the ”Corporation”) hereby appoints Judy Simpson, Jann Allen Weaver and Wanda Waugh, and each or any of them, proxies of the undersigned, with full power of substitution and to act without the other, to vote all of the shares of common stock of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403 on Tuesday, May 21, 2019, commencing at 9:00 a.m., prevailing time, and at any adjournment or postponement thereof, as fully and effectually as the undersigned could do if personally present, and hereby revokes all previous proxies for said meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder of record. When a vote is not specified, the proxy holders will vote shares represented by this proxy FOR Proposals 1, 2 and 3, and FOR One Year on Proposal 4, and in accordance with the instructions of the Board of Directors of the Corporation on such other matters that may properly come before the meeting.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN
THE ENCLOSED, POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(continued, and to be marked, dated and signed, on the other side)

See reverse for voting instructions